2007 Second Quarter Earnings Call

August 17, 2007

Exhibit 99.2

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the
Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-
looking statements, the Company cautions you not to place undue reliance on these statements.  For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see
“Management’s Discussion and Analysis of Financial Condition and Results of
Operations” and “Risk Factors” in the Company’s current and future Annual
Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Adjusted EBITDA Statement

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings
(adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our senior secured credit facility and the indenture governing the notes and accordingly, is important to the Company’s liquidity and ability to borrow under its debt instruments.  Adjusted EBITDA is calculated similarly under both the credit facility and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations and amounts payable pursuant to the management agreement with AEA Investors.  In addition, consolidated net income is adjusted to exclude certain items, including non-recurring charges with respect to the closing of the acquisition of Santana Holdings Corp. (the “Santana Acquisition”), the closing of the acquisition of Procell Decking Systems (the “Procell Acquisition”) and the related financing transactions, as well as certain other nonrecurring or unusual charges.  Please see the Company’s June 30, 2007 10-Q, which contains a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the use of
Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreement and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreement and indenture, as discussed above.  Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of
Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted EBITDA.

For a reconciliation of Adjusted EBITDA to net income, please see the Appendix to this presentation.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a manufacturer of market-leading brands of highly engineered premium, low-maintenance building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications.  The Company’s products are marketed under several brands including AZEK® Trimboards, Procell Decking Systems, Santana Products,
Comtec, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec®, as well as many other brands. For additional information on CPG please visit our web site at http://WWW.CPGINT.COM.

Please note:

To access the conference call, dial (866) 315-3365 and enter Conference ID
10445406. A replay of the call will be available for one week after the event by
dialing   (800) 642-1687 or (706) 645-9291 and entering Conference ID
10445406.

Table of Contents

Strategy Overview

6

2007 Second Quarter & YTD Business Highlights

7

AZEK Sales Network Update

10

2007 Financial Overview

11

2007 Guidance

14

Appendix

15

Q&A

Strategy Overview – CPG: Building Products. Better!

Transformation of CPG into a Full Service
Building Products Company

Grow AZEK Building Products into the provider of
premium home exterior building products for the
entire exterior envelop of the home

Build the “Brand” to accelerate conversion, position
price and build a fortress around our business and
margins

Continue to expand the sales network so our products
are easy to get in all markets

Create a new product introduction engine through
acquisition and R&D to ensure our future growth

Use our technology and process quality focus to make
the best products in the market at the lowest cost

Drive residential product mix to 90% and beyond

Grow Scranton Products into the leading end
market provider of commercial bathroom and locker
products

Rationalize rep/dealer network in Division 10

Resource internal sales effort

Grow penetration of existing products into new markets

Expand product offering

Increase mix of end use building products to 70%
(locker systems and bathroom products) and beyond

Strategy

Percentage of Revenue from Premium Products

2007 Second Quarter & YTD Business Highlights

Overall CPG revenue growth of 15.5% for the quarter and up 18.5% year to date despite continued soft housing market

AZEK® Building Products sales volume growth from Procell Acquisition

Locker system volumes increase 90% during first half of year over last year

CPG’s Adjusted EBITDA up 43.8% for the quarter to $14.7 million from
$10.2 million in 2006

CPG’s Adjusted EBITDA year to date up 41.7% to $36.1 million from $25.5 million in 2006

Cash position $18.4 million at June 30, 2007 and no balance outstanding on
$40.0 million revolving credit facility

2007 Earnings guidance increased

Business Highlights

2007 Second Quarter & YTD Business Highlights – ABP

AZEK® fundamentals still strong and improving in a difficult building market

AZEK Building Products sales up 24.7% to $48.2 million for Q2 2007 over $38.6 million in 2006 and year to date up 19.5% to $117.2 million from $98.1 million in the prior year

Housing starts fall from 1.8 million in 2006 Q2 to 1.4 million by 2007 Q2

Dealers and distributors closely monitoring inventory levels

How long does the bottom last (through late 2008)

Operating Income year to date up 48.8% to $23.1 million from $15.6 million in
2006

Early conversion play, brand and sales footprint expansion can help to offset a down market

Procell continued growth exceeds expectations

AZEK Trimboard sales volumes decrease year-over-year

AZEK story much different in second half of 2007

Business Highlights

2007 Second Quarter & YTD Business Highlights – SP

Scranton Product Highlights:

Scranton Product Q2 sales up 2.9% to $28.9 million for Q2 2007 over $28.1 million in 2006 and year to date up 16.3% to $54.3 million from $46.7 million in the prior year

Commercial building product (Santana/Comtec/Capitol bathroom product and locker systems) sales up 26.9% for first half of year (volume up 19.2% and Average Selling
Price (ASP) up 6.4%) 2007 over 2006

Operating Income up 41.6% to $9.3 million for first half of 2007 from $6.6 million in 2006

Santana Acquisition and locker business growth drive success in commercial building products

Santana Acquisition integration continues to outperform merger case

Locker systems business continue early stage conversion

Business Highlights

AZEK Building Products – channel updates

Distribution Updates

On July 13th AZEK Building Products (ABP) and distributor Parksite Plunkett
Webster (PPW) entered into an agreement whereby PPW  becomes a full line distributor of all ABP

This includes Procell decking

Latest in overall strategy to have full line AZEK Building Products

AZEK Trim

AZEK Moulding

Procell Decking

PPW joins Wolf Distributing and Boston Cedar as full line distributors

Dealer Updates

As of July 1, our stocking dealer network numbers over 2,000

In our annual dealer survey completed in May, 85% of AZEK Trim dealers felt it was important to have their distributor carry the full line of ABP

Retail Update

84 stores chosen by Home Depot for initial testing

Various regions including Cleveland, Minneapolis, the Gulf Coast and California

AZEK Update

2007 Second Quarter Financial Results

Financial Overview

$ in MMs

Quarter Ended June 30,

2006

2007

%

Net Sales

$ 66.7

$77.1

15.5%

Volume

47.3

54.7

15.7%

ASP

$1.41

$1.41

-0.1%

Adjusted EBITDA

$10.2*

$14.7

43.8%

% of Net Sales

15.3%

19.0%

Net Income

-$0.3

$1.0

468.9%

Capital Expenditures

$2.4

$4.2

75.0%

*Excludes $2.3 mm of Pro Forma EBITDA for the Santana and Procell Acquisitions as if we owned them on January 1, 2006.

2007 YTD Financial Results

Financial Overview

$ in MMs

Six Months Ended June 30,

2006

2007

%

Net Sales

$144.8

$171.5

18.5%

Volume

105.1

128.1

21.9%

ASP

$1.38

$1.34

-2.8%

Adjusted EBITDA

$25.5*

$36.1**

41.7%

% of Net Sales

17.6%

21.0%

Net Income

$3.4

$6.2

85.9%

Capital Expenditures

$11.1

$6.7

-39.6%

*Excludes $5.0 mm of Pro Forma EBITDA  for  the Santana and Procell Acquisitions as if we owned them on January 1, 2006.

**Excludes $0.7 mm of Pro Forma EBITDA  for  the Procell Acquisition as if we owned them on January 1, 2007.

Balance Sheet

(1)

Excludes Interest Payable.

Financial Overview

13

$ in MMs

As of

6/30/06

12/31/06

6/30/07

Inventory

$40.9

$45.5

$37.1

Accounts Rec.

$31.6

$29.3

$38.2

Prepaid Expenses

$4.9

$6.4

$5.0

A/P & Accrued Expenses(1)

($34.4)

($34.9)

($35.0)

Total

$43.0

$46.3

$45.3

Revolver Balance

$0.0

$9.5

$0.0

Cash Balance

$5.5

$2.2

$18.4

Downside:

Prolonged decline in residential
housing market

Resin prices rise

Procell integration

Upside:

Higher AZEK® growth

Resin declines further

Higher Procell growth

Incremental Santana synergies

Low

High

$65mm

$75mm

Adjusted EBITDA growth ranges from 47% to 69%

2007 Guidance

(1) In preparation of our Adjusted EBITDA, we used a basis similar to actual interest, depreciation, amortization and taxes reported for 2006, subject to the timing of the Santana and Procell Acquisitions.

2007 Adjusted EBITDA Guidance (1)

APPENDIX

Net Income to Adjusted EBITDA Reconciliation

Appendix

_____________________

(1) Represents the pro forma effect from Santana and Procell Decking as if the Santana Acquisition and the Procell Acquisition took place on July 1, 2006, as defined by our credit agreement.

16

Add:

Less:

Six

Six

Months

Months

Twelve Months

Year Ended

Ended

Ended

Ended

(Dollars in thousands)

December 31,

June 30,

June 30,

June

3

0

,

2006

2007

2006

200

7

Net (loss) income

$

(485

)

$

6,

243

$

3,358

$

2,4

00

Interest expense, net

28,685

16,9

21

13,110

32,49

6

Income tax

expense

230

3,

8

28

2,032

2,0

26

Depreciation and amortization

13,813

8,129

6,373

15,569

EBITDA

42,243

35,1

21

24,873

52,

491

Relocation and hiring costs

81

—

40

41

Retiring executive costs

385

—

110

275

Management fee

and expenses

1,021

7

6

6

215

1,5

72

Severance costs

—

61

—

61

Settlement charges

—

500

—

500

G

ain on sale of property

—

(443

)

—

(443

)

Santana Acquisition costs

519

13

227

305

Procell

non

—

recurring charges

26

60

—

86

Adjusted EBITDA

$

44,275

$

              36,

0

7

8

$

2

5,

465

$

5

4,8

8

8

Pro forma adjustments

(1)

8,582

                   710

4,956

4,336

Adjusted EBITDA with pro forma adjustment

s

$

52,857

$

              36,

7

8

8

$

30,

421

$

59,

2

24

Net Income to Adjusted EBITDA Reconciliation-QTD

Appendix

Three

Months

Three

Months

Ended

Ended

June

3

0

,

June 30

,

2007

2006

Net income

(loss)

$

1,

033

$

                (280

)

    Interest expense, net

8,375

               6,900

    Income tax expense

(benefit)

     7

08

                (275

)

    Depreciation and amortization

4,003

               3,300

EBITDA

$

             14,

119

$

               9,645

Reconciliation to

Adjusted

EBITDA

:

EBITDA

$

14,

119

$

9,645

  Non

-

Recurring

Items:

Retiring executive costs

—

65

     Severance costs

40

—

     Relocation and

hiring costs

—

40

     Settlement charges

500

—

M

anagement fee

and expenses

3

91

215

     Gain on sale of property

(443

)

—

     Non

-

recurring /Acquisition costs

49

227

Adjusted

EBITDA

$

14,

6

5

6

$

           10,

192

Quarterly Volume Information

Appendix

2007

Q1

Q2

YTD

AZEK Building Products

60,581

40,481

       101,062

Scranton Products

12,874

14,187

    27,061

   Total

73,455

54,668

128,123

2006

Q1

Q2

YTD

AZEK Building Products

47,589

32,650

80,239

Scranton Products

10,235

14,606

24,841

   Total

57,824

47,256

105,080

CPG

Industrial

Commercial

Residential

Industrial

CPG

19